Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Dianne M. Scheu, Senior Vice President, Finance and Chief Financial Officer of Cellu Tissue Holdings, Inc. (the “Company”) certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Quarterly Report on Form 10-Q of the Company for the period ended May 26, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.     The information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 11, 2005	/s/ Dianne M. Scheu
Dianne M. Scheu
Senior Vice President, Finance and Chief Financial Officer